Exhibit 99.1

Press Release

TIDEWATER INC. ● 6002 Rogerdale Road, Suite 600 ● Houston, TX 77072 ● Telephone (713) 470-5300 ● Fax (888) 909-0946

Tidewater Reports Results for the Three and Nine Months Ended September 30, 2020

HOUSTON, November 5, 2020 — Tidewater Inc. (NYSE:TDW) announced today revenue for the three and nine months ended September 30, 2020, of $86.5 million and $305.2 million, respectively compared with $119.8 million and $367.8 million, respectively, for the three and nine months ended September 30, 2019. Tidewater also reported net losses for the three and nine months ended September 30, 2020, of $37.9 million ($0.94 per share) and $167.0 million ($4.15 per share), respectively, compared with $44.2 million ($1.15 per share) and $81.9 million ($2.17 per share), respectively, for the three and nine months ended September 30, 2019. Included in the net losses for the three and nine months ended September 30, 2020 were impairment charges related to assets held for sale, affiliate credit losses, affiliate guaranteed obligation, inventory obsolescence and general and administrative severance expenses totaling $2.6 million and $124.4 million, respectively. Excluding these costs, we would have reported a net loss for the three months ended September 30, 2020 of $35.3 million ($0.87 per common share) and a net loss for the nine months ended September 30, 2020 of $42.6 million ($1.06 per common share). Included in the net losses for the three and nine months ended September 30, 2019 were general and administrative expenses for severance and similar expenses related to integrating Tidewater and GulfMark operations of $6.3 million and $10.5 million, respectively. Excluding these costs, net losses for the three and nine months ended September 30, 2019 were $37.9 million (or $0.98 per common share) and $71.4 million (or $1.89 per common share), respectively.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, "Tidewater generated $30.0 million of free cash flow in the third-quarter, its best quarterly performance since its restructuring in 2017.  That cash was used to repurchase $27.7 million of our outstanding bonds at 95% of par, and we completed the quarter with $33.7 million of net debt. We recently launched a tender for another $50.0 million of the bonds at 100.5% of par, and we simultaneously launched a consent to relax the financial covenants in 2021.

“We are executing on the plan we laid out on the first quarter call after reassessing our business outlook as a result of the pandemic.  As of the third quarter we were positive cash flow from operations and free cash flow positive for the nine-month period.  We are dedicated to remaining free cash flow positive for the year, and we are repositioning our shore base operations and our fleet so our business can remain free cash flow positive under the currently depressed market conditions.

“Our quarterly cash generation performance is both important and noteworthy, but the operational impact of the pandemic and overall lower market demand have been both severe and challenging. The Tidewater team has dedicated to our objectives of capital expenditure management, working capital management, and the restructure of our business to accommodate the lower level of demand around the world for our vessels.

“Domestic and international travel restrictions have started to ease in some regions, and as a result we have been able to improve the frequency of crew changes and allow our mariners to return home safely to their families and to more easily return to work. The situation remains far from solved, however, and we continue to urge global government coordination to support open travel for seafarers as designated key workers. For 2020, we continue to see the additional costs associated with managing the travel inefficiencies to be approximately $20.0 million, and this is in addition to the decreased level of profitability from lower overall demand.

“Another key element to our strategy is high-grading our fleet through strategic acquisitions and disposals. We disposed of 22 vessels in the third quarter for $10.6 million and early in the fourth quarter we made an acquisition of 11 modern crew boats for $5.3 million.

“I continue to be humbled by the commitment and resilience of the dedicated women and men across the company during these arduous times. These individuals are who enabled the company to so readily adapt and to progress as much as it has towards achieving its goals in today’s challenging environment.”

In addition to the number of outstanding shares, as of September 30, 2020, the company also has the following in the money warrants.

Common shares outstanding	40,460,982
New Creditor Warrants (strike price $0.001 per common share)	761,395
GulfMark Creditor Warrants (strike price $0.01 per common share)	930,027
Total	42,152,404

Tidewater will hold a conference call to discuss results for the three and nine months ended September 30, 2020 on Friday, November 6, at 8:00 a.m. Central Time.  Investors and interested parties may listen to the earnings conference call via telephone by calling +1-888-771-4371 if calling from the U.S. or Canada (+1-847-585-4405 if calling from outside the U.S.) and asking for the “Tidewater” call just prior to the scheduled start time.  A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com

A replay of the conference call will be available beginning at 10:30 a.m. Central Time on November 6, 2020 and will continue until 11:59 p.m. Central Time on December 6, 2020. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com

The conference call will contain forward-looking statements in addition to statements of historical fact.  The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements.  Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates the largest fleet of Offshore Support Vessels in the industry, with over 60 years of experience supporting offshore energy exploration and production activities worldwide.

Note: all per-share amounts are stated on a diluted basis.

Financial information is displayed beginning on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Revenues:
Vessel revenues	$85,395	$117,173	$298,344	$360,476
Other operating revenues	1,072	2,592	6,835	7,296
Total revenues	86,467	119,765	305,179	367,772
Costs and expenses:
Vessel operating costs	61,784	80,619	205,383	243,261
Costs of other operating revenue	219	534	3,063	1,884
General and administrative	17,438	30,474	56,455	81,310
Depreciation and amortization	30,777	25,735	86,028	73,705
Long-lived asset impairments	1,945	5,224	67,634	5,224
Affiliate credit loss impairment expense	—	—	53,581	—
Affiliate guarantee obligation	—	—	2,000	—
(Gain) loss on asset dispositions, net	(520)	(270)	(7,511)	(1,047)
	111,643	142,316	466,633	404,337
Operating loss	(25,176)	(22,551)	(161,454)	(36,565)
Other income (expense):
Foreign exchange gain (loss)	(1,153)	173	(2,365)	(324)
Equity in net losses of unconsolidated companies	—	(468)	—	(435)
Dividend income from unconsolidated company	—	—	17,150	—
Interest income and other, net	272	1,579	1,084	5,908
Interest and other debt costs, net	(6,071)	(7,468)	(18,172)	(22,786)
	(6,952)	(6,184)	(2,303)	(17,637)
Loss before income taxes	(32,128)	(28,735)	(163,757)	(54,202)
Income tax (benefit) expense	5,953	15,071	3,512	26,443
Net loss	$(38,081)	$(43,806)	$(167,269)	$(80,645)
Net income (loss) attributable to noncontrolling interests	(154)	394	(274)	1,245
Net loss attributable to Tidewater Inc.	$(37,927)	$(44,200)	$(166,995)	$(81,890)
Basic loss per common share	$(0.94)	$(1.15)	$(4.15)	$(2.17)
Diluted loss per common share	$(0.94)	$(1.15)	$(4.15)	$(2.17)
Weighted average common shares outstanding	40,405	38,537	40,271	37,767
Adjusted weighted average common shares	40,405	38,537	40,271	37,767

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	September 30,	December 31,
ASSETS	2020	2019

Current assets:
Cash and cash equivalents	$192,243	$218,290
Restricted cash	26,401	5,755
Trade and other receivables, less allowance for credit losses of $651 as of September 30, 2020 and less allowance for doubtful accounts of $70 as of December 31, 2019.	100,583	110,180
Due from affiliate, less allowance for credit losses of $72,696 as of September 30, 2020 and less due from affiliate allowance of $20,083 as of December 31, 2019	65,692	125,972
Marine operating supplies	17,808	21,856
Assets held for sale	19,163	39,287
Prepaid expenses and other current assets	18,925	15,956
Total current assets	440,815	537,296
Net properties and equipment	820,876	938,961
Deferred drydocking and survey costs	63,975	66,936
Other assets	25,108	36,335
Total assets	$1,350,774	$1,579,528

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$12,953	$27,501
Accrued costs and expenses	55,811	74,000
Due to affiliates	53,355	50,186
Current portion of long-term debt	9,576	9,890
Other current liabilities	31,599	24,100
Total current liabilities	163,294	185,677
Long-term debt	246,179	279,044
Other liabilities and deferred credits	87,724	98,397

Equity:
Common stock	40	40
Additional paid-in-capital	1,370,778	1,367,521
Accumulated deficit	(519,684)	(352,526)
Accumulated other comprehensive income (loss)	1,106	(236)
Total stockholder's equity	852,240	1,014,799
Noncontrolling interests	1,337	1,611
Total equity	853,577	1,016,410
Total liabilities and equity	$1,350,774	$1,579,528

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Net loss	$(38,081)	$(43,806)	$(167,269)	$(80,645)
Other comprehensive income:
Change in pension plan and supplemental pension plan liability, net of tax of $0.2 million and $0.4 million, respectively	525	—	1,342	—
Total comprehensive loss	$(37,556)	$(43,806)	$(165,927)	$(80,645)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Nine Months	Nine Months
	Ended	Ended
	September 30, 2020	September 30, 2019
Operating activities:
Net loss	$(167,269)	$(80,645)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	53,614	57,629
Amortization of deferred drydocking and survey costs	32,414	16,076
Amortization of debt premiums and discounts	2,418	(1,562)
Provision (benefit) for deferred income taxes	107	759
Gain on asset dispositions, net	(7,511)	(1,047)
Affiliate credit loss impairment expense	53,581	—
Affiliate guarantee obligation	2,000	—
Long-lived asset impairments	67,634	5,224
Changes in investments in unconsolidated companies	—	435
Compensation expense - stock based	3,959	16,599
Changes in operating assets and liabilities, net:
Trade and other receivables	9,434	(11,796)
Changes in due to/from affiliate, net	9,852	14,898
Accounts payable	(14,548)	(8,267)
Accrued costs and expenses	(18,189)	(10,574)
Cash paid for deferred drydocking and survey costs	(29,499)	(43,701)
Other, net	3,809	9,268
Net cash used in operating activities	1,806	(36,704)
Cash flows from investing activities:
Proceeds from sales of assets	31,498	25,092
Additions to property and equipment	(4,682)	(13,931)
Net cash provided by investing activities	26,816	11,161
Cash flows from financing activities:
Principal payments on long-term debt	(33,520)	(6,458)
Taxes on share-based awards	(702)	(3,112)
Other	—	1
Net cash used in financing activities	(34,222)	(9,569)
Net change in cash, cash equivalents and restricted cash	(5,600)	(35,112)
Cash, cash equivalents and restricted cash at beginning of period	227,608	397,744
Cash, cash equivalents and restricted cash at end of period (A)	$222,008	$362,632
Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest, net of amounts capitalized	$16,169	$24,482
Income taxes	$9,940	$10,386

Note (A):  Cash, cash equivalents and restricted cash at September 30, 2020 includes $3.4 million in long-term restricted cash.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at June 30,2020	$40	1,369,645	(481,757)	581	1,491	890,000
Total comprehensive loss	—	—	(37,927)	525	(154)	(37,556)
Amortization, net of taxes, on share-based awards	—	1,133	—	—	—	1,133
Balance at September 30, 2020	$40	1,370,778	(519,684)	1,106	1,337	853,577

Balance at June 30, 2019	$38	1,359,842	(248,473)	2,194	1,938	1,115,539
Total comprehensive loss	—	—	(44,200)	—	394	(43,806)
Issuance of common stock from exercise of warrants	1	(1)	—	—	—	—
Amortization/cancellation of restricted stock units	—	6,031	—	—	—	6,031
Balance at September 30, 2019	$39	1,365,872	(292,673)	2,194	2,332	1,077,764

	Nine Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2019	$40	1,367,521	(352,526)	(236)	1,611	1,016,410
Total comprehensive loss	—	—	(166,995)	1,342	(274)	(165,927)
Adoption of credit loss accounting standard	—	—	(163)	—	—	(163)
Amortization, net of taxes, on share-based awards	—	3,257	—	—	—	3,257
Balance at September 30, 2020	$40	1,370,778	(519,684)	1,106	1,337	853,577

Balance at December 31, 2018	$37	1,352,388	(210,783)	2,194	1,087	1,144,923
Total comprehensive loss	—	—	(81,890)	—	1,245	(80,645)
Issuance of common stock from exercise of warrants	2	—	—	—	—	2
Amortization/cancellation of restricted stock units	—	13,484	—	—	—	13,484
Balance at September 30, 2019	$39	1,365,872	(292,673)	2,194	2,332	1,077,764

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Three Months Ended				Nine Months Ended
	September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
(In thousands)		%		%		%		%
Vessel revenues:
Americas	$28,705	34%	$33,147	28%	$94,608	32%	$103,624	29%
Middle East/Asia Pacific	23,280	27%	22,765	19%	72,091	24%	63,670	18%
Europe/Mediterranean	17,716	21%	30,946	26%	67,827	23%	94,531	26%
West Africa	15,694	18%	30,315	26%	63,818	21%	98,651	27%
Total vessel revenues	$85,395	100%	$117,173	100%	$298,344	100%	$360,476	100%
Vessel operating costs:
Crew costs	$36,686	43%	$46,193	39%	$119,864	40%	$141,528	39%
Repair and maintenance	5,932	7%	11,967	10%	23,186	8%	32,579	9%
Insurance	1,953	2%	2,027	2%	5,748	2%	4,955	1%
Fuel, lube and supplies	6,757	8%	8,781	7%	22,892	8%	26,577	7%
Other	10,456	12%	11,651	10%	33,693	11%	37,622	10%
Total vessel operating costs	61,784	72%	80,619	69%	205,383	69%	243,261	67%
Vessel operating margin (A)	$23,611	28%	$36,554	31%	$92,961	31%	$117,215	33%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Three Months Ended				Nine Months Ended
	September 30, 2020		September 30, 2019		September 30, 2020		September 30, 2019
(In thousands)		%		%		%		%
Vessel operating profit (loss):
Americas	$107	0%	$(168)	(0)%	$3,448	1%	$1,702	0%
Middle East/Asia Pacific	(2,222)	(3)%	(809)	(1)%	(2,479)	(1)%	(4,098)	(1)%
Europe/Mediterranean	(3,883)	(4)%	(276)	(0)%	(4,086)	(1)%	(768)	(0)%
West Africa	(10,168)	(12)%	678	1%	(19,015)	(6)%	11,891	3%
Other operating profit	853	1%	2,052	2%	3,772	1%	5,381	1%
	(15,313)	(18)%	1,477	1%	(18,360)	(6)%	14,108	4%

Corporate expenses (A)	(8,438)	(10)%	(19,074)	(16)%	(27,390)	(9)%	(46,496)	(13)%
Gain (loss) on asset dispositions, net	520	1%	270	0%	7,511	2%	1,047	1%
Affiliate credit loss impairment expense	—	0%	—	0%	(53,581)	(18)%	—	0%
Affiliate guarantee obligation	—	0%	—	0%	(2,000)	(1)%	—	0%
Long-lived asset impairments	(1,945)	(2)%	(5,224)	(4)%	(67,634)	(22)%	(5,224)	(1)%
Operating loss	$(25,176)	(29)%	$(22,551)	(19)%	$(161,454)	(53)%	$(36,565)	(9)%

Note (A):  General and administrative expenses for the three and nine months ended September 30, 2020 include stock-based compensation of $1.3 million and $4.0 million, respectively.  General and administrative expenses for the three and nine months ended September 30, 2019 includes stock-based compensation of $7.4 million and $16.6 million, respectively. In addition, general and administrative costs for the three months and nine ended September 30, 2020 include $0.6 million and $1.2 million, respectively, of severance and similar costs related to integrating Tidewater and GulfMark operations.  General and administrative expenses for the three and nine months ended September 30, 2019 include $6.3  million and $10.5 million, respectively, of severance and other costs related to integrating Tidewater and GulfMark operations.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Revenues:
Vessel revenues	$85,395	$100,975	$111,974	$116,539	$117,173
Other operating revenues	1,072	1,369	4,394	2,237	2,592
Total revenues	86,467	102,344	116,368	118,776	119,765
Costs and expenses:
Vessel operating costs	61,784	64,774	78,825	85,935	80,619
Costs of other operating revenue	219	171	2,673	916	534
General and administrative (A)	17,438	17,597	21,420	22,406	30,474
Depreciation and amortization	30,777	28,144	27,107	28,226	25,735
(Gain) loss on asset dispositions, net	1,945	(1,660)	(5,331)	(1,217)	(270)
Affiliate credit loss impairment expense	—	53,581	—	—	—
Affiliate guarantee obligation	—	2,000	—	—	—
Asset impairments and other	(520)	55,482	10,207	32,549	5,224
Total operating costs and expenses	111,643	220,089	134,901	168,815	142,316
Operating loss	(25,176)	(117,745)	(18,533)	(50,039)	(22,551)
Other income (expense):
Foreign exchange gain (loss)	(1,153)	(2,076)	864	(945)	173
Equity in net (losses) earnings of unconsolidated companies	—	—	—	(2,717)	(468)
Dividend income from unconsolidated company	—	17,150	—	—	—
Interest income and other, net	272	696	116	690	1,579
Interest and other debt costs, net	(6,071)	(5,959)	(6,142)	(6,282)	(7,468)
Total other expense	(6,952)	9,811	(5,162)	(9,254)	(6,184)
Loss before income taxes	(32,128)	(107,934)	(23,695)	(59,293)	(28,735)
Income tax (benefit) expense	5,953	2,730	(5,171)	1,281	15,071
Net loss	$(38,081)	$(110,664)	$(18,524)	$(60,574)	$(43,806)
Net income (loss) attributable to noncontrolling interests	(154)	(41)	(79)	(721)	394
Net loss attributable to Tidewater Inc.	$(37,927)	$(110,623)	$(18,445)	$(59,853)	$(44,200)
Basic loss per common share	$(0.94)	$(2.74)	$(0.46)	$(1.52)	$(1.15)
Diluted loss per common share	$(0.94)	$(2.74)	$(0.46)	$(1.52)	$(1.15)
Weighted average common shares outstanding	40,405	40,306	40,101	39,504	38,537
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	40,405	40,306	40,101	39,504	38,537
Vessel operating margin	$23,611	$36,201	$33,149	$30,604	$36,554

Note (A) Integration related costs related to the business combination with GulfMark	641	446	129	2,123	6,293

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
ASSETS	2020	2020	2020	2019	2019

Current assets:
Cash and cash equivalents	$192,243	203,119	187,802	218,290	359,332
Restricted cash	26,401	19,880	12,461	5,755	3,300
Trade and other receivables, net	100,583	115,008	119,455	110,180	123,133
Due from affiliate, less allowances	65,692	65,766	128,204	125,972	124,757
Marine operating supplies	17,808	20,580	21,944	21,856	21,303
Assets held for sale	19,163	29,064	26,142	39,287	—
Prepaid expenses and other current assets	18,925	20,350	22,185	15,956	13,116
Total current assets	440,815	473,767	518,193	537,296	644,941
Net properties and equipment	820,876	839,912	922,979	938,961	1,022,786
Deferred drydocking and survey costs	63,975	74,585	81,981	66,936	49,025
Other assets	25,108	27,411	29,971	36,335	37,269
Total assets	$1,350,774	1,415,675	1,553,124	1,579,528	1,754,021

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$12,953	17,111	30,711	27,501	23,672
Accrued costs and expenses	55,811	60,993	72,854	74,000	54,792
Due to affiliates	53,355	48,803	50,013	50,186	41,676
Current portion of long-term debt	9,576	9,437	9,104	9,890	9,689
Other current liabilities	31,599	25,815	26,953	24,100	30,024
Total current liabilities	163,294	162,159	189,635	185,677	159,853
Long-term debt	246,179	273,215	273,015	279,044	419,905
Other liabilities and deferred credits	87,724	90,301	91,578	98,397	96,499

Equity:
Common stock	40	40	40	40	39
Additional paid-in-capital	1,370,778	1,369,645	1,368,325	1,367,521	1,365,872
Accumulated deficit	(519,684)	(481,757)	(371,134)	(352,526)	(292,673)
Accumulated other comprehensive income (loss)	1,106	581	133	(236)	2,194
Total stockholder's equity	852,240	888,509	997,364	1,014,799	1,075,432
Noncontrolling interests	1,337	1,491	1,532	1,611	2,332
Total equity	853,577	890,000	998,896	1,016,410	1,077,764
Total liabilities and equity	$1,350,774	1,415,675	1,553,124	1,579,528	1,754,021

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$12,337	16,963	64,184	57,771	64,660
DTDW (Nigeria)	—	—	14,007	18,015	18,421
Total	$12,337	16,963	78,191	75,786	83,081

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$22,836	27,858	22,882	22,883	24,575
Towing-supply	4,119	4,455	7,243	8,639	7,831
Other	1,750	1,731	1,734	1,811	741
Total	28,705	34,044	31,859	33,333	33,147
Middle East/Asia Pacific fleet:
Deepwater	$13,819	14,195	14,326	16,015	14,960
Towing-supply	9,461	9,788	10,502	10,636	7,805
Total	23,280	23,983	24,828	26,651	22,765
Europe/Mediterranean fleet:
Deepwater	$17,578	20,476	29,163	28,652	30,608
Towing-supply	(13)	—	179	528	338
Other	151	144	149	—	—
Total	17,716	20,620	29,491	29,180	30,946
West Africa fleet:
Deepwater	$4,905	8,748	12,102	14,066	14,923
Towing-supply	7,711	11,029	10,521	9,981	11,598
Other	3,078	2,552	3,173	3,328	3,794
Total	$15,694	22,329	25,796	27,375	30,315
Worldwide fleet:
Deepwater	$59,137	71,277	78,473	81,616	85,066
Towing-supply	21,278	25,271	28,445	29,784	27,572
Other	4,980	4,427	5,056	5,139	4,535
Total	85,395	100,975	111,974	116,539	117,173

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	32	32	32	31	32
Towing-supply	12	15	17	17	17
Other	3	3	3	4	5
Total	47	50	52	52	54
Stacked vessels	(17)	(17)	(17)	(15)	(17)
Active vessels	30	33	35	37	37
Middle East/Asia Pacific fleet:
Deepwater	22	26	27	27	26
Towing-supply	23	26	28	28	26
Total	45	52	55	55	52
Stacked vessels	(4)	(9)	(10)	(10)	(11)
Active vessels	41	43	45	44	41
Europe/Mediterranean fleet:
Deepwater	32	36	39	42	42
Towing-supply	—	1	2	3	3
Total	32	37	41	45	45
Stacked vessels	(17)	(17)	(11)	(15)	(13)
Active vessels	15	20	30	30	32
West Africa fleet:
Deepwater	25	26	26	27	29
Towing-supply	17	18	19	19	20
Other	16	19	20	21	21
Total	58	63	65	67	70
Stacked vessels	(31)	(21)	(21)	(22)	(22)
Active vessels	27	42	44	45	48
Worldwide fleet:
Deepwater	111	120	124	126	129
Towing-supply	52	60	66	68	66
Other	19	22	23	25	26
Total	182	202	213	219	221
Stacked vessels	(69)	(64)	(60)	(62)	(63)
Active vessels	113	138	153	157	158

Total active	113	138	153	157	158
Total stacked	69	64	60	62	63
Total joint venture and other vessels	3	3	3	4	4
Total	185	205	216	223	225

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,996	2,940	2,873	2,852	2,932
Towing-supply	1,098	1,329	1,547	1,580	1,552
Other	276	273	285	368	460
Total	4,370	4,542	4,705	4,800	4,944
Middle East/Asia Pacific fleet:
Deepwater	2,025	2,411	2,496	2,453	2,370
Towing-supply	2,118	2,342	2,512	2,576	2,392
Total	4,143	4,753	5,008	5,029	4,762
Europe/Mediterranean fleet:
Deepwater	2,916	3,256	3,581	3,848	3,874
Towing-supply	24	91	122	276	276
Total	2,940	3,347	3,703	4,124	4,150
West Africa fleet:
Deepwater	2,269	2,366	2,366	2,439	2,723
Towing-supply	1,588	1,654	1,729	1,779	1,840
Other	1,469	1,698	1,820	1,932	1,932
Total	5,326	5,718	5,915	6,150	6,495
Worldwide fleet:
Deepwater	10,206	10,973	11,316	11,592	11,899
Towing-supply	4,828	5,416	5,910	6,211	6,060
Other	1,745	1,971	2,105	2,300	2,392
Total	16,779	18,360	19,331	20,103	20,351

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	1,134	863	873	656	723
Towing-supply	362	601	593	568	632
Other	92	91	103	184	184
Total	1,588	1,555	1,569	1,408	1,539
Middle East/Asia Pacific fleet:
Deepwater	185	500	546	552	552
Towing-supply	186	310	396	399	460
Total	371	810	942	951	1,012
Europe/Mediterranean fleet:
Deepwater	1,522	1,422	1,004	1,196	1,104
Towing-supply	24	91	—	153	92
Total	1,546	1,513	1,004	1,349	1,196
West Africa fleet:
Deepwater	1,809	919	819	766	768
Towing-supply	882	563	469	583	552
Other	181	446	637	643	736
Total	2,872	1,928	1,925	1,992	2,056
Worldwide fleet:
Deepwater	4,650	3,704	3,242	3,170	3,147
Towing-supply	1,454	1,565	1,458	1,703	1,736
Other	273	537	740	827	920
Total	6,377	5,806	5,440	5,700	5,803

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,862	2,077	2,000	2,196	2,209
Towing-supply	736	728	954	1,012	920
Other	184	182	182	184	276
Total	2,782	2,987	3,136	3,392	3,405
Middle East/Asia Pacific fleet:
Deepwater	1,840	1,911	1,950	1,901	1,818
Towing-supply	1,932	2,032	2,116	2,177	1,932
Total	3,772	3,943	4,066	4,078	3,750
Europe/Mediterranean fleet:
Deepwater	1,394	1,834	2,577	2,652	2,770
Towing-supply	—	—	122	123	184
Total	1,394	1,834	2,699	2,775	2,954
West Africa fleet:
Deepwater	460	1,447	1,547	1,673	1,955
Towing-supply	706	1,091	1,260	1,196	1,288
Other	1,288	1,252	1,183	1,289	1,196
Total	2,454	3,790	3,990	4,158	4,439
Worldwide fleet:
Deepwater	5,556	7,269	8,074	8,422	8,752
Towing-supply	3,374	3,851	4,452	4,508	4,324
Other	1,472	1,434	1,365	1,473	1,472
Total	10,402	12,554	13,891	14,403	14,548

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	51.7%	64.3%	57.7%	61.7%	64.5%
Towing-supply	50.0%	43.5	54.9	58.6	53.1
Other	66.7%	65.2	63.1	50.0	21.0
Total	52.2%	58.3%	57.1%	59.8%	56.9%
Middle East/Asia Pacific fleet:
Deepwater	67.4%	57.9%	56.8%	66.7%	65.4%
Towing-supply	72.3%	68.2	69.2	70.0	61.7
Total	69.9%	63.0%	63.0%	68.4%	63.6%
Europe/Mediterranean fleet:
Deepwater	45.5%	49.9%	64.2%	60.0%	64.0%
Towing-supply	0.0%	—	46.7	31.6	24.5
Total	45.1%	48.6%	63.6%	58.1%	61.4%
West Africa fleet:
Deepwater	17.5%	31.1%	41.5%	46.9%	50.6%
Towing-supply	28.4%	41.3	45.5	43.8	46.3
Other	53.1%	39.2	51.5	56.6	55.6
Total	30.6%	36.5%	45.7%	49.1%	50.9%
Worldwide fleet:
Deepwater	45.4%	51.5%	56.2%	59.1%	61.4%
Towing-supply	52.4%	52.8	58.0	57.9	53.1
Other	55.3%	42.8	53.1	55.6	49.0
Total	48.5%	50.9%	56.4%	58.3%	57.5%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	83.2%	91.0%	72.8%	80.1%	85.7%
Towing-supply	74.6%	79.4	89.0	91.4	89.6
Other	100.0%	97.8	98.8	100.0	35.0
Total	82.0%	88.6%	85.7%	84.6%	82.6%
Middle East/Asia Pacific fleet:
Deepwater	74.2%	73.1%	72.8%	86.1%	85.3%
Towing-supply	79.2%	78.6	82.2	82.9	76.4
Total	76.8%	75.9%	77.7%	84.4%	80.7%
Europe/Mediterranean fleet:
Deepwater	95.1%	88.6%	89.2%	87.1%	89.5%
Towing-supply	0.0%	—	46.7	70.9	36.8
Total	95.1%	88.6%	87.3%	86.4%	86.3%
West Africa fleet:
Deepwater	86.2%	50.9%	63.4%	68.3%	70.5%
Towing-supply	63.8%	62.6	62.4	65.1	66.1
Other	60.6%	53.2	79.2	84.9	89.9
Total	66.3%	55.0%	67.8%	72.5%	74.4%
Worldwide fleet:
Deepwater	83.4%	77.7%	78.8%	81.3%	83.4%
Towing-supply	75.0%	74.2	77.0	79.8	74.5
Other	65.5%	58.9	81.9	86.8	79.6
Total	78.2%	74.5%	78.5%	81.4%	80.4%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	$14,743	14,738	13,793	13,001	12,986
Towing-supply	7,506	7,707	8,532	9,337	9,504
Other	9,514	9,723	9,638	9,838	7,674
Total	$12,581	12,865	11,854	11,617	11,783
Middle East/Asia Pacific fleet:
Deepwater	$10,127	10,161	10,097	9,784	9,648
Towing-supply	6,180	6,128	6,041	5,897	5,285
Total	$8,040	8,009	7,863	7,746	7,520
Europe/Mediterranean fleet:
Deepwater	$13,257	12,600	12,682	12,336	12,342
Towing-supply	—	—	3,138	6,055	4,995
Total	$13,361	12,689	12,514	12,171	12,147
West Africa fleet:
Deepwater	$12,365	11,891	12,337	12,304	10,827
Towing-supply	17,122	16,158	13,389	12,810	13,628
Other	3,944	3,829	3,384	3,041	3,530
Total	$9,643	10,711	9,539	9,075	9,174
Worldwide fleet:
Deepwater	$12,756	12,620	12,342	11,892	11,651
Towing-supply	8,411	8,843	8,292	8,284	8,564
Other	5,163	5,243	4,524	4,137	3,871
Total	$10,503	10,799	10,267	9,940	10,021

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019

Americas
Vessel revenues	$28,705	34,044	31,859	33,333	33,147

Vessel operating costs:
Crew costs	$11,711	13,138	14,186	15,307	15,108
Repair and maintenance	1,259	1,703	2,171	3,067	3,061
Insurance	426	427	417	299	305
Fuel, lube and supplies	1,754	1,373	2,615	1,853	1,919
Other	2,486	1,956	2,673	4,082	2,461
Total vessel operating costs	$17,636	18,597	22,062	24,608	22,854

Vessel operating margin ($)	$11,069	15,447	9,797	8,726	10,293
Vessel operating margin (%)	38.6%	45.4%	30.8%	26.2%	31.1%

Americas - Select operating statistics
Average vessels - Total fleet	47	50	52	52	54
Utilization - Total fleet	52.2%	58.3%	57.1%	59.8%	56.9%

Average vessels - Active fleet	30	33	35	37	37
Utilization - Active fleet	82.0%	88.6%	85.7%	84.6%	82.6%

Average day rates	$12,581	12,865	11,854	11,617	11,783

Vessels commencing drydocks	—	5	5	1	4

Cash paid for deferred drydocking and survey costs	$1,086	1,819	5,912	5,381	5,368

Deferred drydocking and survey costs - beginning balance	$20,024	21,599	18,561	15,678	12,154
Cash paid for deferred drydocking and survey costs	1,086	1,819	5,912	5,381	5,368
Amortization of deferred drydocking and survey costs	(3,336)	(3,394)	(2,874)	(2,498)	(1,964)
Disposals, intersegment transfers and other	—	—	—	—	120
Deferred drydocking and survey costs - ending balance	$17,774	20,024	21,599	18,561	15,678

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019

Middle East/Asia Pacific
Vessel revenues	$23,280	23,983	24,828	26,651	22,765

Vessel operating costs:
Crew costs	$10,468	8,726	10,085	10,308	9,243
Repair and maintenance	2,385	2,196	2,586	3,838	2,317
Insurance	562	739	591	790	358
Fuel, lube and supplies	1,783	1,405	2,665	1,937	2,431
Other	2,057	2,412	1,696	2,864	1,318
Total vessel operating costs	$17,255	15,478	17,623	19,737	15,667

Vessel operating margin ($)	$6,025	8,505	7,205	6,913	7,100
Vessel operating margin (%)	25.9%	35.5%	29.0%	25.9%	31.2%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	45	52	55	55	52
Utilization - Total fleet	69.9%	63.0%	63.0%	68.4%	63.6%

Average vessels - Active fleet	41	43	45	44	41
Utilization - Active fleet	76.8%	75.9%	77.7%	84.4%	80.7%

Average day rates	$8,040	8,009	7,863	7,746	7,520

Vessels commencing drydocks	—	—	5	3	3

Cash paid for deferred drydocking and survey costs	$386	850	8,897	6,072	2,269

Deferred drydocking and survey costs - beginning balance	$21,116	23,139	16,513	12,572	11,961
Cash paid for deferred drydocking and survey costs	386	850	8,897	6,072	2,269
Amortization of deferred drydocking and survey costs	(3,036)	(2,589)	(2,271)	(2,131)	(1,911)
Disposals, intersegment transfers and other	200	(284)	—	—	253
Deferred drydocking and survey costs - ending balance	$18,666	21,116	23,139	16,513	12,572

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019

Europe/Mediterranean
Vessel revenues	$17,716	20,620	29,491	29,180	30,946

Vessel operating costs:
Crew costs	$7,952	9,707	11,696	11,984	12,974
Repair and maintenance	869	1,278	3,141	3,617	3,307
Insurance	448	420	431	367	503
Fuel, lube and supplies	592	924	1,098	1,808	1,614
Other	1,274	1,547	2,522	2,098	2,658
Total vessel operating costs	$11,135	13,876	18,888	19,874	21,056

Vessel operating margin ($)	$6,581	6,744	10,603	9,306	9,890
Vessel operating margin (%)	37.1%	32.7%	36.0%	31.9%	32.0%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	32	37	41	45	45
Utilization - Total fleet	45.1%	48.6%	63.6%	58.1%	61.4%

Average vessels - Active fleet	15	20	30	30	32
Utilization - Active fleet	95.1%	88.6%	87.3%	86.4%	86.3%

Average day rates	$13,361	12,689	12,514	12,171	12,147

Vessels commencing drydocks	—	—	2	3	1

Cash paid for deferred drydocking and survey costs	$(361)	517	2,591	3,378	316

Deferred drydocking and survey costs - beginning balance	$9,143	10,387	9,406	7,379	8,596
Cash paid for deferred drydocking and survey costs	(361)	517	2,591	3,378	316
Amortization of deferred drydocking and survey costs	(1,635)	(1,710)	(1,610)	(1,335)	(1,160)
Disposals, intersegment transfers and other	—	(51)	—	(16)	(373)
Deferred drydocking and survey costs - ending balance	$7,147	9,143	10,387	9,406	7,379

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019

West Africa
Vessel revenues	$15,694	22,328	25,796	27,375	30,315

Vessel operating costs:
Crew costs	$6,555	7,120	8,520	8,472	8,868
Repair and maintenance	1,419	1,479	2,700	4,659	3,282
Insurance	517	424	346	(282)	863
Fuel, lube and supplies	2,628	2,681	3,374	4,184	2,817
Other	4,639	5,119	5,312	4,682	5,214
Total vessel operating costs	$15,758	16,823	20,252	21,715	21,044

Vessel operating margin ($)	$(64)	5,505	5,544	5,660	9,271
Vessel operating margin (%)	(0.4)%	24.7%	21.5%	20.7%	30.6%

West Africa - Select operating statistics
Average vessels - Total fleet	58	63	65	67	70
Utilization - Total fleet	30.6%	36.5%	45.7%	49.1%	50.9%

Average vessels - Active fleet	27	42	44	45	48
Utilization - Active fleet	66.3%	55.0%	67.8%	72.5%	74.4%

Average day rates	$9,643	10,711	9,539	9,075	9,174

Vessels commencing drydocks	—	—	3	1	4

Cash paid for deferred drydocking and survey costs	$(576)	911	7,467	11,905	7,060

Deferred drydocking and survey costs - beginning balance	$24,301	26,856	22,456	13,397	8,318
Cash paid for deferred drydocking and survey costs	(576)	911	7,467	11,905	7,060
Amortization of deferred drydocking and survey costs	(3,426)	(3,466)	(3,067)	(2,846)	(1,653)
Disposals, intersegment transfers and other	89	—	—	—	(328)
Deferred drydocking and survey costs - ending balance	$20,388	24,301	26,856	22,456	13,397

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019

Worldwide
Vessel revenues	$85,395	100,975	111,974	116,539	117,173

Vessel operating costs:
Crew costs	$36,686	38,691	44,487	46,071	46,193
Repair and maintenance	5,932	6,656	10,598	15,181	11,967
Insurance	1,953	2,010	1,785	1,174	2,027
Fuel, lube and supplies	6,757	6,383	9,752	9,782	8,781
Other	10,456	11,034	12,203	13,726	11,651
Total vessel operating costs	$61,784	64,774	78,825	85,934	80,619

Vessel operating margin ($)	$23,611	36,201	33,149	30,604	36,554
Vessel operating margin (%)	27.6%	35.9%	29.6%	26.3%	31.2%

Worldwide - Select operating statistics
Average vessels - Total fleet	182	202	213	219	220
Utilization - Total fleet	48.5%	50.9%	56.4%	58.3%	57.5%

Average vessels - Active fleet	113	138	153	157	158
Utilization - Active fleet	78.2%	74.5%	78.5%	81.4%	80.4%

Average day rates	$10,503	10,799	10,267	9,940	10,021

Vessels commencing drydocks	—	5	15	8	12

Cash paid for deferred drydocking and survey costs	$535	4,097	24,867	26,736	15,013

Deferred drydocking and survey costs - beginning balance	$74,584	81,981	66,936	49,026	41,029
Cash paid for deferred drydocking and survey costs	535	4,097	24,867	26,736	15,013
Amortization of deferred drydocking and survey costs	(11,433)	(11,159)	(9,822)	(8,810)	(6,688)
Disposals, intersegment transfers and other	289	(335)	—	(16)	(328)
Deferred drydocking and survey costs - ending balance	$63,975	74,584	81,981	66,936	49,026

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Net loss	$(38,081)	(110,664)	(18,524)	(60,574)	(43,806)

Interest and other debt costs	6,071	5,959	6,142	6,282	7,468
Income tax (benefit) expense	5,953	2,730	(5,171)	1,281	15,071
Depreciation	19,344	16,986	17,285	19,416	19,047
Amortization of deferred drydock and survey costs	11,433	11,158	9,822	8,810	6,688
EBITDA (A), (B), (C)	$4,720	(73,831)	9,554	(24,785)	4,468

Long-lived asset impairments	1,945	55,482	10,207	32,549	5,224
Affiliate credit loss impairment expense	—	53,581
Affiliate guarantee obligation	—	2,000	—	—	—
One-time charges	641	446	129	2,123	6,293
Adjusted EBITDA (A), (B), (C)	$7,306	37,678	19,890	9,887	15,985

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges, and merger and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2020, and for each of the prior four quarters includes non-cash, stock-based compensation expense of  $1,223, $1,401, $1,335, $2,972, and $7,384, respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2020, and for each of the prior four quarters includes foreign exchange gains (losses) of $(1,153),  $(2,076), $864, $(945),  and $173, respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission.  We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization.  Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures.  We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Net cash provided by (used in) operating activities (A)	$14,629	14,702	(27,525)	5,281	(15,981)

Cash interest expense	5,435	5,292	5,442	8,205	8,189
Interest income and other	(272)	(696)	(116)	(690)	(1,579)
Additions to property and equipment	(607)	(1,626)	(2,449)	(4,067)	(5,058)
Free cash flow before proceeds from asset sales	$19,185	17,672	(24,648)	8,729	(14,429)

Proceeds from asset sales	10,592	11,454	9,452	3,755	4,526

Free cash flow	$29,777	29,126	(15,196)	12,484	(9,903)

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers.  Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, proceeds from asset sales, cash interest expense and interest income.  Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2020	2020	2020	2019	2019
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$18,858	$(10,373)	(18,127)	32,826	4,502
Cash paid for deferred drydock and survey costs	(535)	(4,097)	(24,867)	(26,736)	(15,013)
Total sources (uses) of cash for changes in assets and liabilities	$18,323	$(14,470)	(42,994)	6,090	(10,511)

Contacts

Tidewater Inc.

Jason Stanley

Vice President,

Investor Relations and Marketing

713-470-5300

SOURCE: Tidewater Inc.